SCHEDULE 14C

(RULE 14C-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.)

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☒	Definitive Information Statement

BRIGHTHOUSE FUNDS TRUST I

BRIGHTHOUSE FUNDS TRUST II

(Name of Registrant As Specified in Its Charter)

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BRIGHTHOUSE FUNDS TRUST I

BRIGHTHOUSE FUNDS TRUST II

One Financial Center

Boston, Massachusetts 02111

October 14, 2020

Dear Contract Owner:

The accompanying information statement provides information about new investment subadvisory agreements (the “New Subadvisory Agreements”) between Brighthouse Investment Advisers, LLC (“BIA”) and Western Asset Management Company, LLC (“Western Asset”) with respect to Western Asset Management Government Income Portfolio (the “WAM Government Income Portfolio”), a series of Brighthouse Funds Trust I (“Trust I”), and with respect to Western Asset Management Strategic Bond Opportunities Portfolio (the “WAM Strategic Bond Opportunities Portfolio”) and Western Asset Management U.S. Government Portfolio (the “WAM U.S. Government Portfolio” and, collectively with the WAM Government Income Portfolio and the WAM Strategic Bond Opportunities Portfolio, the “Portfolios”), each a series of Brighthouse Funds Trust II (“Trust II” and, together with Trust I, the “Trusts”). The New Subadvisory Agreements took effect on July 31, 2020, upon the acquisition of Legg Mason, Inc. (“Legg Mason”), the prior parent company of Western Asset, by Franklin Resources, Inc. (the “Transaction”), which constituted a change of control of Legg Mason. As a result of the Transaction, the previous subadvisory agreements between BIA and Western Asset with respect to the Portfolios were automatically terminated. Western Asset continues to serve as the subadviser to the Portfolios and the individuals responsible for managing the Portfolios on a day-to-day basis have not changed as a result of the change of control. You are receiving the accompanying information statement because some or all of the value of your variable annuity or variable life insurance contract was invested in the Portfolios as of July 31, 2020.

The accompanying information statement is for your information only. You do not need to do anything in response to this information statement.

Sincerely,

Kristi Slavin
President
Brighthouse Funds Trust I
Brighthouse Funds Trust II

BRIGHTHOUSE FUNDS TRUST I

BRIGHTHOUSE FUNDS TRUST II

Western Asset Management Government Income Portfolio

Western Asset Management Strategic Bond Opportunities Portfolio

Western Asset Management U.S. Government Portfolio

One Financial Center

Boston, Massachusetts 02111

INFORMATION STATEMENT

Important Notice Regarding the Availability of this Information Statement

This Information Statement is available online at

www.brighthousefinancial.com/variablefunds

The primary purpose of this Information Statement is to provide you with information about new investment subadvisory agreements (each, a “New Subadvisory Agreement” and collectively, the “New Subadvisory Agreements”) between Brighthouse Investment Advisers, LLC (the “Adviser” or “BIA”) and Western Asset Management Company, LLC (“Western Asset”) with respect to Western Asset Management Government Income Portfolio (the “WAM Government Income Portfolio”), a series of Brighthouse Funds Trust I (“Trust I”), and with respect to Western Asset Management Strategic Bond Opportunities Portfolio (the “WAM Strategic Bond Opportunities Portfolio”) and Western Asset Management U.S. Government Portfolio (the “WAM U.S. Government Portfolio” and, together with the WAM Government Income Portfolio and the WAM Strategic Bond Opportunities Portfolio, the “Portfolios”), each a series of Brighthouse Funds Trust II (“Trust II” and, collectively with Trust I, the “Trusts”). The New Subadvisory Agreements took effect on July 31, 2020, upon the acquisition of Legg Mason, Inc. (“Legg Mason”), the prior parent company of Western Asset, by Franklin Resources, Inc. (“Franklin”) (the “Transaction”). The Transaction constituted a change of control of Legg Mason within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). As a result of the Transaction, the previous subadvisory agreements (each, a “Previous Subadvisory Agreement” and collectively, the “Previous Subadvisory Agreements”) between BIA and Western Asset with respect to the Portfolios were automatically terminated. Western Asset continues to serve as subadviser to the Portfolios and the individuals responsible for managing the Portfolios on a day-to-day basis have not changed as a result of the change of control. This Information Statement is being mailed beginning on or about October 16, 2020 to the Portfolios’ Contract Owners of record as of the close of business on July 31, 2020 (the “Record Date”). The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended. The Trust’s most recent annual and semiannual reports are available upon request without charge by writing the Trust at the above address or calling the Trust toll-free at 1-800-638-7732.

BIA serves as investment adviser to the WAM Government Income Portfolio pursuant to a management agreement dated August 4, 2017, as amended from time to time, between Trust I and BIA (the “WAM Government Income Management Agreement”). BIA serves as investment adviser to the WAM Strategic Bond Opportunities Portfolio pursuant to a management agreement dated August 4, 2017, between Trust II, with respect to the WAM Strategic Bond Opportunities Portfolio, and BIA (the “WAM Strategic Bond Opportunities Management Agreement”). BIA serves as investment adviser to the WAM U.S. Government Portfolio pursuant to a management agreement dated August 4, 2017, between Trust II, with respect to the WAM U.S. Government Portfolio, and BIA (the “WAM U.S. Government Management Agreement” and, together with the WAM Government Income Management Agreement and the WAM Strategic Bond Opportunities Management Agreement, the “Management Agreements”). Brighthouse Securities, LLC (the “Distributor”), an affiliate of BIA, serves as the distributor to each of the Trusts. For the fiscal year ended December 31, 2019, the WAM Government Income Portfolio, the WAM Strategic Bond Opportunities Portfolio and the WAM U.S. Government Portfolio paid to the Distributor fees in the amount of $2,383,956, $2,423,106 and $967,075, respectively. BIA is located at One Financial Center Boston, Massachusetts 02111. The Distributor is located at 11225 North Community House Road, Charlotte, North Carolina 28277. State Street Bank and Trust Company is the administrator of each of the Trusts and is located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

Section 15(a) of the 1940 Act requires that all agreements under which persons serve as investment advisers or investment subadvisers to investment companies be approved by shareholders. The Securities and Exchange Commission (the “SEC”) has granted exemptive relief to each of the Trusts and BIA (the “Order”) that generally permits BIA, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new investment subadviser for a Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. The applicable Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the Order. A Portfolio may not rely on the Order with respect to subadvisers that are affiliated with BIA. One of the conditions of the Order is that within ninety days after entering into a new or amended investment subadvisory agreement with a new subadviser without shareholder approval, the applicable Portfolio must provide an information statement to its shareholders setting forth substantially the information that would be required to be contained in a proxy statement for a meeting of shareholders to vote on the approval of the agreement. This Information Statement is being provided to you to satisfy this condition of the Order.

THIS INFORMATION STATEMENT IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.	Introduction

Prior to July 31, 2020, Western Asset served as subadviser to the WAM Government Income Portfolio pursuant to an investment subadvisory agreement dated April 29, 2019, by and between BIA and Western Asset (the “Previous WAM Government Income Subadvisory Agreement”), served as subadviser to the WAM Strategic Bond Opportunities Portfolio pursuant to an investment subadvisory agreement dated August 4, 2017, by and between BIA and Western Asset (the “Previous WAM Strategic Bond Opportunities Subadvisory Agreement”), and served as subadviser to the WAM U.S. Government Portfolio pursuant to an investment subadvisory agreement dated August 4, 2017, as amended from time to time, by and between BIA and Western Asset (the “Previous WAM U.S. Government Subadvisory Agreement”). At a meeting of the Board of Trustees of the Trusts (the “Board”) held on May 20–21, 2020 (the “May Meeting”), the Board (including a majority of Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (the “Independent Trustees”)) approved the New Subadvisory Agreements between BIA and Western Asset with respect to the Portfolios, which took effect as of July 31, 2020 upon the closing of the Transaction. For a discussion regarding the factors considered by the Board in approving the New Subadvisory Agreements, see Section III below. As a result of the change of control, the Previous Subadvisory Agreements were terminated as of July 31, 2020. As discussed below, each New Subadvisory Agreement is the same in all material respects as the corresponding Previous Subadvisory Agreement, except for the effective date and term. As with the Previous Subadvisory Agreements, the Portfolios do not pay the subadvisory fee under the New Subadvisory Agreements. BIA continues to serve as the Portfolios’ investment adviser pursuant to the Management Agreement between the applicable Trust and BIA relating to the corresponding Portfolio.

II.	The Previous and New Subadvisory Agreements

The Previous Subadvisory Agreements

Each Previous Subadvisory Agreement provided that it would remain in effect, unless sooner terminated, for a period of one year from the effective date and would continue in effect for successive periods of one year thereafter only so long as the Board, including a majority of the Independent Trustees, or a majority of the outstanding voting securities of the applicable Portfolio specifically approved its continuance at least annually. Each Previous Subadvisory Agreement could be terminated at any time, without the payment of any penalty, by the Board, by BIA or by the vote of a majority of the outstanding voting securities of the applicable Portfolio, upon sixty days’ prior written notice to Western Asset, or by Western Asset upon ninety days’ (with respect to the WAM Government Income Portfolio) or sixty days’ (with respect to the WAM Strategic Bond Opportunities Portfolio and the WAM U.S. Government Portfolio) prior written notice to BIA, or upon shorter notice as mutually agreed upon. Each Previous Subadvisory Agreement also included a provision that caused it to terminate automatically and immediately in the event of its assignment, except as otherwise provided by any rule of, or action by, the SEC, or in the event that the applicable Management Agreement between BIA and the corresponding Trust was terminated for any reason.

The Previous WAM Government Income Subadvisory Agreement also generally provided that absent (i) willful misconduct, bad faith, reckless disregard or gross negligence of Western Asset in the performance of any of its duties or obligations under the Previous WAM Government Income Subadvisory Agreement or (ii) certain material misstatements or omissions made in reliance upon information furnished to BIA or the Trust by Western Asset, Western Asset would not be liable for any act or omission in the course of, or connected with, rendering services under the Previous WAM Government Income Subadvisory Agreement.

Under the Previous WAM Government Income Subadvisory Agreement, BIA paid a subadvisory fee to Western Asset, based on the average daily net assets of the Portfolio, consisting of a monthly fee computed at the annual rate of 0.220% of the first $100 million of the Portfolio’s average daily net assets, 0.125% on the next $400 million of such assets, 0.100% on the next $500 million of such assets, 0.090% on the next $1 billion of such assets and 0.070% of such assets over $2 billion. For the fiscal year ended December 31, 2019, BIA paid Western Asset $1,009,919 in aggregate subadvisory fees with respect to the WAM Government Income Portfolio.

The Previous WAM Government Income Subadvisory Agreement was last approved by the Board, including by a separate vote of the Independent Trustees, at a meeting held on December 3–5, 2019. Pursuant to the terms of the Order, the Previous WAM Government Income Subadvisory Agreement was not required to be approved by the WAM Government Income Portfolio’s shareholders.

Under the Previous WAM Strategic Bond Opportunities Subadvisory Agreement, BIA paid a subadvisory fee to Western Asset, based on the average daily net assets of the WAM Strategic Bond Opportunities Portfolio, consisting of a monthly fee computed at the annual rate of 0.300% of the first $100 million of the Portfolio’s average daily net assets, 0.200% on the next $400 million of such assets, 0.175% of the next $500 million of such assets, 0.150% of the next $1 billion of such assets and 0.125% of such assets over $2 billion. For the fiscal year ended December 31, 2019, BIA paid Western Asset $4,830,361 in aggregate subadvisory fees with respect to the WAM Strategic Bond Opportunities Portfolio.

The Previous WAM Strategic Bond Opportunities Subadvisory Agreement was last approved by the Board, including by a separate vote of the Independent Trustees, at a meeting held on December 3–5, 2019. Pursuant to the terms of the Order, the Previous WAM Strategic Bond Opportunities Subadvisory Agreement was not required to be approved by the WAM Strategic Bond Opportunities Portfolio’s shareholders.

Under the Previous WAM U.S. Government Subadvisory Agreement, BIA paid a subadvisory fee to Western Asset, based on the average daily net assets of the WAM U.S. Government Portfolio, consisting of a monthly fee computed at the annual rate of 0.220% of the first $100 million of the Portfolio’s average daily net assets, 0.125% on the next $400 million of such assets, 0.100% of the next $500 million of such assets, 0.090% of the next $1 billion of such assets and 0.070% of such assets over $2 billion. For the fiscal year ended December 31, 2019, BIA paid Western Asset $1,937,556 in aggregate subadvisory fees with respect to the WAM U.S. Government Portfolio.

The Previous WAM U.S. Government Subadvisory Agreement was last approved by the Board, including by a separate vote of the Independent Trustees, at a meeting held on December 3–5, 2019. Pursuant to the terms of the Order, the Previous WAM U.S. Government Subadvisory Agreement was not required to be approved by the WAM U.S. Government Portfolio’s shareholders.

The New Subadvisory Agreements

The New Subadvisory Agreement for the WAM Government Income Portfolio is attached as Exhibit 1 to this Information Statement, the New Subadvisory Agreement for the WAM Strategic Bond Opportunities Portfolio is attached as Exhibit 2 to this Information Statement and the New Subadvisory Agreement for the WAM U.S. Government Portfolio is attached as Exhibit 3 to this Information Statement. The terms of each New Subadvisory Agreement are the same in all material respects as those of the corresponding Previous Subadvisory Agreement, except for the effective date and term. Each New Subadvisory Agreement provides that it will remain in effect, unless sooner terminated, for a period of one-year period from July 31, 2020, and thereafter for successive periods of one year only so long as the Board, including a majority of the Independent Trustees, or a majority of the outstanding voting securities of the applicable Portfolio specifically approves its continuance at least annually. Each New Subadvisory Agreement can be terminated at any time, without the payment of any penalty, by the Board, by BIA or by the vote of a majority of the outstanding voting securities of the applicable

Portfolio, upon sixty days’ prior written notice to Western Asset, or by Western Asset upon ninety days’ (with respect to the WAM Government Income Portfolio) or sixty days’ (with respect to the WAM Strategic Bond Opportunities Portfolio and the WAM U.S. Government Portfolio) prior written notice to BIA, or upon shorter notice as mutually agreed upon. Each New Subadvisory Agreement will terminate automatically and immediately in the event of its assignment, except as otherwise provided by any rule of, or action by, the SEC, or in the event that the applicable Management Agreement between BIA and the corresponding Trust is terminated for any reason.

The New Subadvisory Agreement for the WAM Government Income Portfolio also generally provides that absent (i) willful misconduct, bad faith, reckless disregard or gross negligence of Western Asset in the performance of any of its duties or obligations under the New Subadvisory Agreement or (ii) certain material misstatements or omissions made in reliance upon information furnished to BIA or the Trust by Western Asset, Western Asset will not be liable for any act or omission in the course of, or connected with, rendering services under the New Subadvisory Agreement.

Subadvisory Fee

Under each New Subadvisory Agreement, BIA pays a subadvisory fee to Western Asset that is identical to the fee BIA paid to Western Asset under the Previous Subadvisory Agreement; provided that, for purposes of determining the annual subadvisory fee rate under the New Subadvisory Agreement for the WAM U.S. Government Portfolio, the assets of the WAM U.S. Government Portfolio shall be aggregated with the assets of the WAM Government Income Portfolio, and the aggregated assets of such Portfolios shall then be applied to the fee schedules in the New Subadvisory Agreement for the WAM U.S. Government Portfolio and the resulting effective rate shall be applied to the actual assets of the WAM U.S. Government Portfolio to determine the annual subadvisory fee rate.

For the fiscal year ended December 31, 2019, BIA paid Western Asset $1,009,919, $4,830,361 and $1,937,556 in aggregate subadvisory fees with respect to the WAM Government Income Portfolio, the WAM Strategic Bond Opportunities Portfolio and the WAM U.S. Government Portfolio under the Previous WAM Government Income Subadvisory Agreement, the Previous WAM Strategic Bond Opportunities Subadvisory Agreement and the Previous WAM U.S. Government Subadvisory Agreement, respectively. If each New Subadvisory Agreement had been in effect during the fiscal year ended December 31, 2019, the fee payable by BIA to Western Asset with respect to each of the Portfolios would have been the same as the fee that was paid during such period.

As with the Previous Subadvisory Agreements, the Portfolios do not pay the subadvisory fees under the New Subadvisory Agreements. Under the Management Agreement between the applicable Trust and BIA relating to the corresponding Portfolio, the fees payable to BIA by each Portfolio at current asset levels, before consideration of the effect of any voluntary or contractual advisory fee waiver by BIA, are the same as they were when the Previous Subadvisory Agreements were in effect.

Effective Date

The New Subadvisory Agreements for the Portfolios were approved by the Board, including by a separate vote of the Independent Trustees, at the May Meeting, and their effective dates were as of July 31, 2020.

III.	Board Considerations

At the May Meeting, the Board, including a majority of the Independent Trustees, approved the New Subadvisory Agreements. BIA informed the Board that the acquisition of Legg Mason by Franklin, pursuant to the Transaction, would result in a change of control of Legg Mason, which would result in the termination of the Previous Subadvisory Agreements. The Board was informed that the Transaction is expected to occur in the third quarter of 2020.

In considering the New Subadvisory Agreements, the Board reviewed information that was provided by the Adviser, Western Asset, and Franklin relating to the Portfolios including information about the Transaction, the financial condition of Franklin, as well as a representation by the Adviser to the Board that the material terms of the New Subadvisory Agreements, including the fees payable thereunder, were identical to the Previous Subadvisory Agreements. In particular, the Trustees considered representations that, after the Transaction, (i) each portfolio management team would continue to provide the same nature, extent and quality of service it currently provides to its individual Portfolio; (ii) each portfolio management team would continue to manage the respective Portfolio’s assets in accordance with the investment objective of that Portfolio; and (iii) each portfolio management team would retain the same level of resources to support its corresponding Portfolio’s strategy. The Independent Trustees were separately advised by independent legal counsel throughout the process and met with independent legal counsel in executive session outside the presence of management.

In determining whether to approve the New Subadvisory Agreements, the Board considered the nature, quality and extent of the services that are currently provided by Western Asset under the Previous Subadvisory Agreements as well as the services that will continue to be provided by Western Asset under the New Subadvisory Agreements. In approving the New Subadvisory Agreements, the Board considered its conclusions with respect to its approvals of the Previous Subadvisory Agreements, including the Board’s general satisfaction with the nature, extent and quality of services being provided by Western Asset to the Portfolios. That approval, on which the Board voted at its meeting held in person on December 3-5, 2019, followed a lengthy process during which the Board considered a variety of factors, including, for example, the experience and qualifications of each portfolio management team and each Portfolio’s performance.

Based on the foregoing and other relevant considerations, at the May Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Subadvisory Agreements. The Board concluded that, in light of all factors considered, the terms of the New Subadvisory Agreements, including fee rates, were fair and reasonable.

IV.	The Subadviser

Western Asset is the Subadviser to the Portfolios. Western Asset, established in 1971, acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset were approximately $460.0 billion as of December 31, 2019. The address of Western Asset is 385 East Colorado Boulevard, Pasadena, CA 91101.

The WAM Government Income Portfolio has been managed since April 2019 by a team at Western Asset led by S. Kenneth Leech, Chief Investment Officer, Mark Lindbloom, Portfolio Manager, and Frederick Marki, Portfolio Manager.

The WAM Strategic Bond Opportunities Portfolio has been managed since 2006 by a team at Western Asset. This team is led by S. Kenneth Leech, Chief Investment Officer, along with Mark Lindbloom, Portfolio Manager, Michael Buchanan, Portfolio Manager, Deputy Chief Investment Officer and Head of Credit, and Annabel Rudebeck, Head of Non-US Credit. Messrs. Lindbloom and Buchanan have been on the team since 2006. Ms. Rudebeck and Mr. Leech have been on the team since 2018 and 2014, respectively.

The WAM U.S. Government Portfolio has been managed since 2006 by a team at Western Asset. This team is led by S. Kenneth Leech, Chief Investment Officer, Mark Lindbloom, Portfolio Manager and Frederick Marki, Portfolio Manager. Messrs. Lindbloom and Marki have been on the team since 2006, and Mr. Leech has been on the team since 2014.

Following is a list of the directors and principal executive officers of Western Asset and their principal occupations. The address of each person listed with respect to their position with Western Asset, unless noted otherwise, is: c/o Western Asset Management Company, LLC, 385 East Colorado Boulevard, Pasadena, CA 91101.

Name	Principal Occupation at Western Asset
James W. Hirschmann	President and Chief Executive Officer

Dennis J. McNamara, CFA	Director of Portfolio Operations

S. Kenneth Leech	Chief Investment Officer

Michael C. Buchanan, CFA	Deputy Chief Investment Officer

Charles A. Ruys de Perez	General Counsel and Secretary/ Head of Legal & Compliance

Jennifer W. Murphy, CFA	Chief Operating Officer

Marzo Bernardi	Director of Global Client Service & Marketing

Western Asset acts as investment adviser or subadviser to the following mutual funds that have investment objectives similar to those of the WAM Government Income Portfolio:

AS OF DECEMBER 31, 2019

Name of Comparable Fund	Annual Fee Schedule (as a % of average daily net assets)	Account Type	Assets under Management
US Government Intermediate Composite 999331	0.25% of 1% on the first $100 million, 0.125% of 1% on amounts over $100 million	Composite	$1.932 billion

Western Asset acts as investment adviser or subadviser to the following mutual funds that have investment objectives similar to those of the WAM Strategic Bond Opportunities Portfolio:

AS OF DECEMBER 31, 2019

Name of Comparable Fund	Annual Fee Schedule (as a % of average daily net assets)	Account Type	Assets under Management
WA Income Fund 2466	0.50% on all assets	Representative Fund	$500 million

Western Asset acts as investment adviser or subadviser to the following mutual funds that have investment objectives similar to those of the WAM U.S. Government Portfolio:

AS OF DECEMBER 31, 2019

Name of Comparable Fund	Annual Fee Schedule (as a % of average daily net assets)	Account Type	Assets under Management
US Government Intermediate Composite 999331	0.25% of 1% on the first $100 million, 0.125% of 1% on amounts over $100 million	Composite	$1.932 billion

V.	Changes in the Portfolios’ Investment Styles and Changes in the Portfolios’ Risks

There have been no changes to the Portfolios’ portfolio managers, investment objectives, or principal investment strategies and risks in connection with the change of control of Western Asset.

VI.	Portfolio Transactions

Subject to the supervision and control of BIA and the Board, Western Asset is responsible for decisions to buy and sell securities for each Portfolio’s account and for the placement of its portfolio business with broker-dealers and the negotiation of commissions, if any, paid on such transactions. Western Asset is responsible for effecting each Portfolio’s portfolio transactions and will do so in a manner deemed fair and reasonable and not according to any formula. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange. Certain equity securities are traded in the over-the-counter market. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. This does not mean that the lowest available brokerage commission will be paid. Although from time to time a Portfolio might pay a commission on a transaction involving a fixed-income security, transactions involving fixed-income securities are typically conducted directly with a dealer or other counterparty (principal transaction), and no commission is paid.

Generally, Western Asset only places portfolio transactions with a broker that it believes is financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates or prices which, when combined with the quality of the foregoing services, will produce best execution for the transaction. In negotiating commission rates, Western Asset will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such information. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

In selecting brokers to effect transactions for a Portfolio, Western Asset may consider the brokerage and research services provided by a broker. Western Asset may cause a Portfolio to pay a broker that provides brokerage and research services an amount of commission for effecting a securities transaction for the Portfolio in excess of the amount another broker would have charged for effecting the same portfolio transaction. Western Asset must determine in good faith that such higher commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker viewed in terms of that particular transaction or Western Asset’s overall responsibilities to the Portfolio and its other clients. Western Asset’s authority to cause a Portfolio to pay a higher commission is subject to the brokerage policies the Board may adopt from time to time.

The Board has approved a Statement of Directed Brokerage Policies and Procedures for Reducing Trust Expenses (the “Statement”). Under the Statement, the Trust may cause a Portfolio to effect securities transactions through brokers in a manner that would help to generate resources to pay the cost of certain expenses which the Portfolio is required to pay or for which the Portfolio is required to arrange payment (“Directed Brokerage”). The Board will review the levels of Directed Brokerage for the Portfolios on a quarterly basis.

For the year ended December 31, 2019, the WAM Government Income Portfolio, the WAM Strategic Bond Opportunities Portfolio and the WAM U.S. Government Portfolio paid $17,549, $303,096 and $33,290 in brokerage commissions, respectively, and none of the Portfolios paid any brokerage commissions to affiliated brokers.

VII.	Portfolio’s Ownership Information

As of the Record Date, the total number of Class B shares of the WAM Government Income Portfolio outstanding was 91,260,063.80. As of the Record Date, the total number of Class A, Class B and Class E shares of the WAM Strategic Bond Opportunities Portfolio outstanding was 145,882,561.72, 64,200,896.25 and 16,090,196.15, respectively. As of the Record Date, the total number of Class A, Class B and Class E shares of the WAM U.S. Government Portfolio outstanding was 122,896,701.09, 31,851,217.61 and 1,664,698.33, respectively.

Metropolitan Life Insurance Company, New England Life Insurance Company, Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY and Metropolitan Tower Life Insurance Company and their respective affiliates (individually an “Insurance Company”) are the record owners, through their separate accounts, of all of the shares of each Portfolio.

As of the Record Date, the officers and Trustees of Trust I as a group beneficially owned less than 1% of the shares of beneficial interest of the WAM Government Income Portfolio. To Trust I’s knowledge, no person, as of the Record Date, was entitled to give voting instructions to an Insurance Company with respect to 5% or more of the WAM Government Income Portfolio’s shares.

As of the Record Date, the officers and Trustees of Trust II as a group beneficially owned less than 1% of the shares of beneficial interest of each of the WAM Strategic Bond Opportunities Portfolio and the WAM Government Income Portfolio. To Trust II’s knowledge, no person, as of the Record Date, was entitled to give voting instructions to an Insurance Company with respect to 5% or more of each of the WAM Strategic Bond Opportunities Portfolio’s shares or the WAM U.S. Government Portfolio’s shares.

VIII.	Shareholders Sharing the Same Address

As permitted by law, only one copy of this Information Statement may be delivered to Contract Owners residing at the same address, unless such Contract Owners have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials that the Trust sends. If you would like to receive an additional copy of this Information Statement, please contact the Trusts by writing to the Trusts at One Financial Center, Boston, Massachusetts 02111, or by calling 1-800-638-7732. The Trusts will then promptly deliver, upon request, a separate copy of this Information Statement to any Contract Owner residing at an address to which only one copy was mailed. Contract Owners wishing to receive separate copies of a Trust’s shareholder reports and other materials in the future, and Contract Owners sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Exhibit 1

INVESTMENT SUBADVISORY AGREEMENT

AGREEMENT made as of this 31st day of July, 2020 by and between Western Asset Management Company, LLC, a California limited liability company (the “Subadviser”), and Brighthouse Investment Advisers, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Adviser serves as investment manager of Brighthouse Funds Trust I (the “Trust”), a Delaware statutory trust which has filed a registration statement (the “Registration Statement”) under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities Act of 1933, as amended (the “1933 Act”) pursuant to a management agreement dated August 4, 2017, as amended from time to time (the “Management Agreement”); and

WHEREAS, the Trust is comprised of several separate investment portfolios, one of which is the Western Asset Management Government Income Portfolio (the “Portfolio”); and

WHEREAS, the Adviser desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser to assist the Adviser in performing investment advisory services for the portion of the Portfolio’s assets allocated to the Subadviser, as determined from time to time by the Adviser, and the Subadviser is willing to render such services; and

WHEREAS, the Subadviser is registered with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Adviser.

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

1.    Employment of the Subadviser. The Adviser hereby employs the Subadviser, subject to the supervision of the Adviser to manage the investment and reinvestment of the assets of the Portfolio, subject to the control and direction of the Board of Trustees, for the period and on the terms hereinafter set forth. The Subadviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Subadviser acknowledges that such appointment as investment adviser to the Trust may be limited to those Portfolio assets allocated to the Subadviser by the Adviser, which may be changed from time to time at the sole discretion of the Adviser. References to “the Portfolio” in this Agreement shall refer to those Trust assets allocated to the Subadviser by the Adviser. The Subadviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Adviser, the Portfolio or the Trust in any way. The Subadviser may execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio and in such instances shall do so only for this limited purpose as Adviser’s and the Trust’s agent and attorney-in-fact. Subadviser shall negotiate all brokerage agreements, clearing agreements, futures agreements, options agreements, ISDA Master Agreements, Credit Support Annexes, and other contracts and agreements related to derivatives transactions and holdings in the Portfolio (“Derivatives Related Agreements”).

The Subadviser may appoint one or more of its affiliates as its agent and may delegate the exercise of all or any of the Subadviser’s powers, discretion and duties in relation to the management of the Portfolio to such affiliate(s). The Subadviser agrees to be responsible for all actions or omissions of such affiliate(s) as if the Subadviser had acted (or failed to act) itself.

Copies of the Trust’s Registration Statement, Articles of Incorporation or Declaration of Trust, as applicable, and Bylaws (the Trust’s Articles of Incorporation or Declaration of Trust, as applicable, and Bylaws are collectively referred to herein as the “Charter Documents”), each as currently in effect, have been or will be delivered to the Subadviser. The Adviser agrees, on an ongoing basis, to notify the Subadviser of each change in the fundamental and non-fundamental investment policies and restrictions of the Portfolio as promptly as practicable and to give the Subadviser prompt written notice if the Adviser deems any investments recommended or made for the Portfolio to be in violation of such objectives or restrictions, and to provide to the Subadviser as promptly as practicable copies of all amendments and supplements to the Registration Statement and amendments to the Charter Documents. The Adviser will promptly provide in writing to the Subadviser with any procedures applicable to the Subadviser adopted from time to time by the Trust’s Board of Trustees and agrees to promptly provide the Subadviser copies of all amendments thereto.

The Adviser shall timely furnish the Subadviser with such additional information as may be reasonably requested by the Subadviser to perform its responsibilities pursuant to this Agreement. The Adviser shall reasonably cooperate with the Subadviser in setting up and maintaining brokerage accounts, futures accounts, and other accounts the Subadviser deems advisable to allow for the purchase or sale of various forms of securities and other financial instruments pursuant to this Agreement.

The Adviser shall notify the Subadviser as soon as reasonably practicable if the Portfolio is out of compliance with Subchapter M or Section 817(h) of the Internal Revenue Code (the “Code”).

The Adviser represents and warrants that the Trust is a “qualified institutional buyer” as that term is defined in the 1933 Act, and a Qualified Eligible Person, as defined in Rule 4.7 promulgated by the Commodities Futures Trading Commission, and that it consents to the Trust being treated as a Qualified Eligible Person by the Subadviser in relation to the trading of futures, options and other derivatives under this Agreement. The Adviser further represents that it is either properly registered with the National Futures Association or that it is not required to be so registered.

The Adviser agrees to notify the Subadviser immediately if any of the foregoing representations and warranties become untrue or are no longer correct.

2.     Obligations of and Services to be Provided by the Subadviser. The Subadviser undertakes to provide the following services to the Portfolio and to assume the following obligations:

a.	The Subadviser shall manage the investment and reinvestment of the portfolio assets of the Portfolio, all without prior consultation with the Adviser, subject to and in accordance with:

i.

the investment objective, policies and restrictions of the Portfolio set forth in the Trust’s Registration Statement and the Charter Documents, as such Registration Statement and Charter Documents may be amended from time to time;

ii.

the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapter M and Section 817(h) of the Code including but not limited to, the diversification requirements of Section 817(h) of the Code and the regulations thereunder;

iii.

any written instructions, policies and guidelines, attached hereto as Schedule B, which the Adviser or the Trust’s Board of Trustees may issue from time-to-time and provided in writing to the Subadviser, all as from time to time in effect (“Investment Guidelines”), such Investment Guidelines to be considered an integral part of this Agreement and are incorporated herein; and

iv.

with all applicable provisions of law, including without limitation all applicable provisions of the 1940 Act, the rules and regulations thereunder and the interpretive opinions thereof of the staff of the SEC (“SEC Positions”).

b.

In furtherance thereof and subject to the foregoing, the Subadviser shall make all determinations with respect to the purchase and sale of portfolio securities and other financial instruments and shall take such action necessary to implement the same. The Subadviser may buy, sell, convert, hold or otherwise trade in any fixed income securities, including, without limitation, bonds, non-convertible preferred stocks, money market instruments and other securities as permitted under the Investment Guidelines, outright, under agreements to resell or in futures and options contracts thereon. The Subadviser shall also have the power to engage in foreign exchange, futures market and derivatives transactions, to the extent provided by the Investment Guidelines. If the Subadviser engages in transactions involving futures and options contracts, such transactions will be entered into for hedging purposes and/or as a part of the Subadviser’s overall portfolio strategy.

c.

The Subadviser shall render such reports to the Trust’s Board of Trustees, the Adviser and the Adviser’s Administrator as they may reasonably request from time to time concerning the investment activities of the Portfolio, including without limitation all material as reasonably may be requested by the Trustees of the Trust pursuant to Section 15(c) of the 1940 Act, and agrees to review the Portfolio and discuss the management of the Portfolio at reasonable intervals with representatives or agents of the Trust’s Board of Trustees, the Adviser and the Administrator at their reasonable request.

d.

Unless the Adviser gives the Subadviser written instructions to the contrary, the Subadviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Portfolio’s shareholders, timely vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held by the Portfolio.

e.

Absent instructions from the Adviser to the contrary and to the extent provided in the Trust’s Registration Statement, as such Registration Statement may be amended from time to time, the Subadviser shall, in the name of the Portfolio, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select, including affiliates of the Subadviser provided such orders comply with Rule 17e-1 (or any successor or other relevant regulations) under the 1940 Act.

f.

To the extent consistent with applicable law and then current SEC Positions and absent instructions from the Adviser to the contrary, purchase or sell orders for the Portfolio may be aggregated with contemporaneous purchase or sell orders of other clients of the Subadviser. In the selection of brokers or dealers or other execution agents and the placing of orders for the purchase and sale of portfolio investments for the Portfolio, the Subadviser shall seek to obtain for the Portfolio the best execution available. In using its best efforts to obtain for the Portfolio the best execution available, the Subadviser, shall consider all factors it deems relevant, including by way of illustration, breadth of the market in the security; price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience, execution capability, and financial stability of the broker or dealer involved; and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Board of Trustees and Adviser may determine and applicable law including Section 28(e) of the Securities Exchange Act of 1934, as amended and any relevant SEC Positions, the Subadviser, in its discretion, may cause the Portfolio to pay a broker or dealer that provides brokerage and research services to the Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to the Portfolio and to other clients of the Subadviser as to which the Subadviser exercises investment discretion. Accordingly, the Subadviser shall seek best execution in transactions, but shall have no obligation to seek the lowest commission cost to the Portfolio.

g.

Subject to seeking the most favorable price and execution, the Board of Trustees or the Adviser may direct the Subadviser to effect transactions in portfolio securities and other financial instruments through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment. To the extent the Subadviser is directed to use only the specified brokers for the Portfolio, the Trust may pay higher commissions or other transaction costs or greater spreads, or receive less favorable net prices, on transactions for the Portfolio than would otherwise be the case if the Subadviser used other or multiple brokers.

h.

In connection with the placement of orders for the execution of the portfolio transactions of the Portfolio, the Subadviser shall create and maintain all necessary records pertaining to the purchase and sale of securities and other financial instruments by the Subadviser on behalf of the Portfolio in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the SEC, the Trust, the Adviser or any person retained by the Trust at all reasonable times. The Subadviser will furnish copies of such records to the Adviser or the Trust within a reasonable time after receipt of a written request from either the Adviser or the Trust. Where applicable, such records shall be maintained by the Subadviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

i.

In accordance with Rule 206(4)-7 under the Advisers Act, the Subadviser has adopted and implemented written policies and procedures reasonably designed to prevent violation of the Advisers Act and any rules thereunder by the Subadviser and its supervised persons. Further, the Subadviser reviews and shall continue to review, at least annually, its written policies and procedures and the effectiveness of their implementation and shall designate an individual (who is a supervised person) who is responsible for administering such policies and procedures.

j.	The Subadviser shall:

i.	Comply with the Trust’s written compliance policies and procedures pursuant to Rule 38a-1 under the 1940 Act;

ii.	Promptly provide to the Adviser copies of its annual compliance review report (or a summary of the process and findings), as well as copies of such items as third-party compliance audits;

iii.

Notify the Adviser promptly of any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) relating directly to the Portfolio, the Trust, the Adviser or the Subadviser of which it is aware.

k.

The Subadviser shall (1) maintain procedures regarding the use of derivatives, and (2) provide such certifications and reports regarding the use of derivatives, including with respect to asset segregation, as may be reasonably requested by the Trust or the Adviser.

l.

The Subadviser shall bear its expenses of providing services pursuant to this Agreement, but shall not be obligated to pay any expenses of the Adviser, the Trust, or the Portfolio, including without limitation: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other financial instruments for the Portfolio; and (c) custodian fees and expenses.

m.

The Subadviser shall, as part of a complete portfolio compliance testing program, perform quarterly diversification testing of the Portfolio under Section 817(h) of the Code. The Subadviser shall provide timely notice each calendar quarter that such diversification was satisfied or if not satisfied, that corrections were made within 30 days of the end of the calendar quarter. The Subadviser shall be responsible for expenses relating to the printing and mailing of any prospectus supplement, exclusive of annual updates, required solely as a result of actions taken by the Subadviser, including but not limited to, portfolio manager changes or disclosure changes requested by the Subadviser that affect the investment objective, principal investment strategies, principal investment risks and portfolio management sections of the Registration Statement.

n.

The Subadviser shall be responsible for the preparation and filing of Schedules 13D and 13G and Forms 13F (as well as other filings triggered by ownership in securities and other investments under other applicable laws, rules and regulations) on behalf of the Portfolio.

o.

The Subadviser shall provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio as necessary, and, use generally accepted principles of valuation utilized in the investment management industry for each security or other investment/asset in the Portfolio for which market prices are not readily available or not reliable.

p.

The Subadviser will notify the Trust and the Adviser of (i) any assignment of this Agreement or change of control of the Subadviser, as applicable, and (ii) any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Subadviser, in each case prior to or promptly after, such change. The Subadviser agrees to bear all reasonable expenses of the Trust, if any, arising out of any assignment by, or change in control of the Subadviser and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Subadviser. In the case of an assignment of this Agreement or a change in control, such expenses are agreed to include reimbursement of reasonable costs associated with preparing, printing and mailing information statements to existing shareholders of the Portfolio. In the case of changes in key personnel, such expenses are agreed to include reimbursement of reasonable costs associated with preparing, printing and mailing any supplements to the prospectus to existing shareholders of the Portfolio if such changes involve personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Subadviser identified in the prospectus or Statement of Additional Information.

q.

The Subadviser may, but is not obligated to, combine or “batch” orders for client portfolios to obtain best execution, to negotiate more favorable commission rates or to allocate equitably among the Subadviser’s clients differences in prices and commissions or other transaction costs that might have been obtained had such orders been placed independently. Under this procedure, transactions will be averaged as to price and transaction costs and typically will be allocated among the Subadviser’s clients in proportion to the purchase and sale orders placed for each client account on any given day. If the Subadviser cannot obtain execution on all the combined orders at prices or for transaction costs that the Subadviser believes are desirable, the Subadviser will allocate the securities the Subadviser does buy or sell as part of the combined orders by following the Subadviser’s order allocation procedures.

r.

In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser shall not consult with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Trust or to any other investment company or investment company series for which the Adviser serves as investment adviser concerning transactions of the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

s.

Inside Information. The Subadviser shall have no obligation to seek to obtain any material non public (“inside”) information about any issuer of securities, or to purchase or sell, or to recommend for purchase or sale, for the Portfolio the securities of any issuer on the basis of any such information as may come into its possession.

3.    Compensation of the Subadviser. In consideration of services rendered pursuant to this Agreement, the Adviser will pay the Subadviser a fee at the annual rate set forth in Schedule A hereto. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Adviser is paid by the Portfolio pursuant to the Management Agreement. If the Subadviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Subadviser, the value of the Portfolio’s net assets allocated to the Subadviser by the Adviser shall be computed at the times and in the manner specified in the Trust’s Registration Statement.

4.    Activities of the Subadviser. The services of the Subadviser hereunder are not to be deemed exclusive, and the Subadviser and its affiliates shall be free to act as investment adviser and render similar or other services of whatever kind or nature to other businesses and to engage in other activities, except as the Subadviser and the Adviser may otherwise agree from time to time in writing before or after the date hereof. The Adviser agrees that the Subadviser may continue to provide advice and take action with respect to any of its other clients which may differ from advice given or the time or nature of action taken with respect to the Portfolio. It is understood that the Subadviser shall not have any obligation to purchase or sell, or to recommend for purchase or sale, for the Portfolio any security which the Subadviser, its principals, affiliates or employees may purchase or sell for its or their own accounts or for the account of any other client. Nothing herein contained shall be construed to prevent the Subadviser, or any of its officers, directors affiliates and/or employees, in any way from purchasing or selling any securities for its or their own account prior to, simultaneously with, or subsequent to any recommendation to the Portfolio.

The Subadviser shall be subject to a written code of ethics adopted by it that conforms to the requirements of Rule 204A-1 of the Advisers Act and Rule 17j-1(b) of the 1940 Act.

5.    Use of Names. The Subadviser hereby consents to the Portfolio being named the Western Asset Management Government Income Portfolio. The Adviser shall not use the name “Western Asset Management Company, LLC” and any of the other names of the Subadviser or its affiliated companies and any derivative or logo or trade or service mark thereof, or disclose information related to the business of the Subadviser or any of its affiliates in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Subadviser; provided, however, that the Subadviser shall approve all uses of its name and that of its affiliates which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided, further, that in no event shall such approval be unreasonably withheld. The Subadviser shall not use the name of the Trust, the Adviser or any of their affiliates in any material relating to the Subadviser in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve the uses of its or the Trust’s name which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC, a state securities commission or any other regulatory body to which it is subject; and, provided, further, that in no event shall such approval be unreasonably withheld.

6.    Liability and Indemnification.

a.

Except as may otherwise be provided by the 1940 Act or any other applicable law, the Subadviser shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by the Subadviser with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Subadviser for, and the Subadviser shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act ) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Subadviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Subadviser Indemnitees (as defined below) for use therein.

b.

Except as may otherwise be provided by the 1940 Act or any other applicable law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Subadviser as a result of any error of judgment or mistake of law by the Adviser with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Subadviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Subadviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Subadviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the registration statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Subadviser by the Adviser Indemnitees for use therein.

7.    Limitation of Trust’s Liability. The Subadviser acknowledges that it has received notice of and accepts the limitations upon the Trust’s liability set forth in the Trust’s Charter Documents. The Subadviser agrees that it shall not seek satisfaction of any Trust obligation from the shareholders of the Trust nor from any Trustee, officer, employee or agent of the Trust.

8.    Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of two years and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance as to the Portfolio is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Trust’s Board of Trustees; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party. This Agreement may be terminated as to the Portfolio at any time, without payment of any penalty, by the Trust’s Board of Trustees, by the Adviser, or by a vote of the majority of the outstanding voting securities of the Portfolio upon 60 days’ prior written notice to the Subadviser, or by the Subadviser upon 60 days’ prior written notice to the Adviser, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Management Agreement between the Adviser and the Trust. This Agreement shall terminate automatically and immediately in the event of its assignment, except as otherwise provided by any rule of, or action by, the SEC. The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act and the rules, regulations and interpretations thereunder. Fees paid in advance hereunder will be prorated to the date of termination specified in the notice of termination, and any unearned portion thereof will be refunded to Portfolio. This Agreement may be amended by written instrument at any time by the Subadviser and the Adviser, subject to approval by the Trust’s Board of Trustees and, if required by applicable SEC rules, regulations, or orders, a vote of a majority of the Portfolio’s outstanding voting securities.

9. Confidential Relationship. Any information and advice furnished by any party to this Agreement to the other party or parties, including their respective agents and employees, shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation. All information disclosed as required by law, rule or regulation shall nonetheless continue to be deemed confidential. By execution of this Agreement, the Adviser hereby grants consent to the Subadviser and permits the disclosure its identity on the Subadviser’s representative list of clients.

10. Cooperation with Regulatory Authorities. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

11. Severability. If any provision of this Agreement shall be held or made invalid or unenforceable by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and either party may renegotiate the terms affected by the severance.

12. Custodian. The Portfolio assets shall be maintained in the custody of its custodian. Any assets added to the Portfolio shall be delivered directly to such custodian. The Subadviser shall provide timely instructions directly to the custodian, in the manner and form as required by the agreement between the Trust and the custodian in effect from time to time (including with respect to exchange offerings and other corporate actions) necessary to effect the investment and reinvestment of the Portfolio’s assets.    The Subadviser shall instruct all brokers and dealers executing transactions on behalf of the Portfolio to forward to the Adviser and/or the custodian copies of all confirmations promptly after execution of those transactions. The Subadviser shall not be responsible for any loss incurred by reason of any act or omission of any broker or dealer or the custodian. The Subadviser shall provide to the Adviser a list of the persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Portfolio. The Adviser will provide, or instruct the custodian to provide, the Subadviser with such periodic reports concerning the status of the Portfolio as the Subadviser may reasonably request.

13. Notices. All notices, instructions, requests, consents, demands or other communication hereunder, other than routine transactions, shall be provided in writing, by facsimile or by e-mail. Notices shall be deemed given if delivered in person or by messenger, certified mail with return receipt, or by a reputable overnight delivery service that provides evidence of receipt to the parties; upon receipt if sent by facsimile; or upon read receipt or reply if delivered by e-mail, at the following addresses:

If to Trust:	Brighthouse Funds Trust I One Financial Center Boston, Massachusetts 02111 Attn: Kristi Slavin kslavin@brighthousefinancial.com (e-mail)

If to Adviser:	Brighthouse Investment Advisers, LLC One Financial Center Boston, Massachusetts 02111 Attn: Kristi Slavin kslavin@brighthousefinancial.com (e-mail)

If to Subadviser:	Western Asset Management Company, LLC 385 East Colorado Boulevard Pasadena, CA 91101 Attn: Michael Van Raaphorst Email: mvanraaphorst@westernasset.com

14.    Information. The Adviser hereby acknowledges that it and the Trustees of the Trust have been provided with a copy of Part II of the Subadviser’s Form ADV.

15.    Miscellaneous. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, representations and agreements, whether written or oral. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware and the applicable provisions of the 1940 Act. Neither party shall be liable for failure to perform under this Agreement if such failure to perform arises out of causes beyond the control and without the fault or negligence of the nonperforming party. Such causes may include, but are not limited to, acts of God or the public enemy, fires, floods, epidemics, quarantine restrictions, freight embargos, unusually severe weather and acts of terrorism. This provision shall not be effective unless the failure to perform is beyond the control and without the fault or negligence of the nonperforming party. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. The waiver of any breach of any term or condition in this Agreement shall not be deemed a waiver of any prior or subsequent breach. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties. Subject to all the terms and provisions hereof, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

BRIGHTHOUSE FUNDS TRUST I

By:	/s/ Kristi Slavin
Kristi Slavin
President

BRIGHTHOUSE INVESTMENT ADVISERS, LLC

By:	/s/ Kristi Slavin
Kristi Slavin
President

WESTERN ASSET MANAGEMENT COMPANY, LLC

By:	/s/ Karlen Powell
Name:	Karlen Powell
Title:	Manager of Client Service Support

SCHEDULE A

Percentage of average daily net assets of the Portfolio assets allocated to the Subadviser by the Adviser:*

Western Asset Management Government Income Portfolio	0.220% of the first $100 million of such assets plus 0.125% of the next $400 million of such assets plus 0.100% of the next $500 million of such assets plus 0.090% of the next $1 billion of such assets plus 0.070% of such assets over $2 billion.

*

For purposes of determining the annual subadvisory fee rate pursuant to this Schedule A, the assets of Western Asset Management Government Income Portfolio shall be aggregated with the assets of Western Asset Management U.S. Government Portfolio, a series of Brighthouse Funds Trust II. The aggregated assets of the Portfolios shall then be applied to the fee schedule set forth in this Schedule A and the resulting effective rate shall be applied to the actual assets of Western Asset Management Government Income Portfolio to determine the annual subadvisory fee rate.

Exhibit 2

BRIGHTHOUSE FUNDS TRUST II

SUBADVISORY AGREEMENT

(Western Asset Management Strategic Bond Opportunities Portfolio)

This Subadvisory Agreement (this “Agreement”) is entered into as of this 31st day of July, 2020 by and among Brighthouse Investment Advisers, LLC, a Delaware limited liability company (the “Manager”), Western Asset Management Company, LLC, a California limited liability company (the “Subadviser”), and Western Asset Management Company Limited, a company organized under laws of England (“WAMCL”).

WHEREAS, the Manager has entered into an Advisory Agreement of even date herewith (the “Advisory Agreement”) with Brighthouse Funds Trust II (the “Fund”), pursuant to which the Manager provides portfolio management services to the Western Asset Management Strategic Bond Opportunities Portfolio (the “Portfolio”);

WHEREAS, the Manager desires to retain the Subadviser to render portfolio management services in the manner and on the terms set forth in this Agreement;

WHEREAS, the Manager and the Subadviser desire to retain WAMCL to render certain services as described herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager, the Subadviser and WAMCL agree as follows:

1.	Subadvisory Services.

a.    The Subadviser shall, subject to the supervision of the Fund’s Board of Directors and the Manager and in cooperation with the Manager, as administrator, or with any other administrator appointed by the Manager or the Fund (the “Administrator”), manage the investment and reinvestment of the assets of the Portfolio. The Subadviser shall invest and reinvest the assets of the Portfolio in conformity with (1) the investment objective, policies and restrictions of the Portfolio set forth in the Fund’s prospectus and statement of additional information, as revised or supplemented from time to time, relating to the Portfolio (the “Prospectus”), (2) any additional policies or guidelines established by the Manager or by the Fund’s Directors that have been furnished in writing to the Subadviser and (3) the provisions of the Internal Revenue Code (the “Code”) applicable to “regulated investment companies” (as defined in Section 851 of the Code) and “segregated asset accounts” (as defined in Section 817 of the Code) including, but not limited to, the diversification requirements of Section 817(h) of the Code and the regulations thereunder , all as from time to time in effect (collectively, the “Policies”), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 (the “1940 Act”) the rules and regulations thereunder and the interpretive opinions thereof of the staff of the Securities and Exchange Commission (“SEC”) (“SEC Positions”); provided, however, that the Manager agrees to inform the Subadviser of any and all applicable state insurance law restrictions that operate to limit or restrict the investments the Portfolio might otherwise make (“Insurance Restrictions”), and to inform the Subadviser promptly of any changes in such Insurance Restrictions. Subject to the foregoing, the Subadviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Portfolio may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Subadviser shall determine. Notwithstanding the foregoing provisions of this Section I .a, however, the Subadviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Portfolio as the Manager shall determine are necessary in order for the Portfolio to comply with the Policies.

b.    The Subadviser shall furnish the Manager and the Administrator quarterly and/or such other reports as may be mutually agreed upon concerning portfolio transactions and the investment performance of the Portfolio in such form as may be mutually agreed upon, and agrees to review the Portfolio and discuss the management of the Portfolio with representatives or agents of the Manager, the Administrator or the Fund at their reasonable request. The Subadviser shall, as part of a complete portfolio compliance testing program, perform quarterly diversification testing under Section 817 (h) of the Code. The Subadviser shall provide timely notice each calendar quarter that such diversification was satisfied, or if not satisfied, that corrections were made within 30 days of the end of the calendar quarter. The Subadviser shall also provide the Manager, the Administrator or the Fund with such other information and reports as may reasonably be requested by the Manager, the Administrator or the Fund from time to time, including without limitation (i) all material as reasonably may be requested by the Directors of the Fund pursuant to Section 15(c) of the 1940 Act; (ii) monthly or quarterly compliance checklists in the form prescribed by the Manager; and (iii) such periodic reports as may be required by the Fund’s or the Manager’s compliance program under Rule 38a-1 under the 1940 Act. The Subadviser shall furnish the Manager (which may also provide it to the Fund’s Board of Directors) with descriptions and make copies available for inspection of all material comments that are directly related to the Portfolio and the services provided under this Agreement received by the Subadviser or WAMCL from the SEC following routine or special SEC examinations or inspections.

If the Fund inadvertently fails the diversification requirements of Section 8l 7(h) of the Code, the Subadviser shall assist the Manager in the preparation of any request for relief or argument to the Commission of the Internal Revenue Service pursuant to Treas. Reg. Section 1-817- 5(c)(2) and Revenue Procedure 92-25 (or its successor).

c.    The Subadviser shall provide to the Manager a copy of the Form ADV of each of the Subadviser and WAMCL as filed with the SEC and any material amendments or restatements thereof in the future and a list of the persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Portfolio.

d.    Unless the Manager gives the Subadviser written instructions to the contrary, the Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interest of the Portfolio’s shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio are invested. The Manager shall instruct the Fund’s custodian, the Administrator, and other parties providing services to the Portfolio to promptly forward misdirected proxy statements to the Subadviser. The Subadviser shall provide the Fund in a timely manner with such records of its proxy voting on behalf of the Portfolio as necessary for the Fund to comply with the requirements of Form N-PX or any successor law, rule, regulation or Staff Position.

e.    The Subadviser represents, warrants and agrees that each of the Subadviser and WAMCL have adopted and implemented, and throughout the term of this Agreement will maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadviser, WAMCL and their supervised persons, and, to the extent the activities of the Subadviser or WAMCL could affect the Fund, by the Fund, of “federal securities laws” (as defined in Rule 38a-1 under the 1940 Act), and that the Subadviser has provided the Fund with true and complete copies of the policies and procedures (or summaries thereof) of the Subadviser and WAMCL and related information requested by the Fund. The Subadviser agrees to cooperate with periodic reviews by the Fund’s compliance personnel of the Subadviser’s policies and procedures, their operation and implementation and other compliance matters and to provide to the Fund from time to time such additional information and certifications in respect of the policies and procedures of the Subadviser and WAMCL, compliance by the Subadviser and WAMCL with federal securities laws and related matters as the Fund’s compliance personnel may reasonably request. The Subadviser agrees to promptly notify the Manager of any material compliance violations that affect a Portfolio.

f.    In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser and WAMCL shall not consult with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Manager serves as investment adviser concerning transactions for the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

g.    The Subadviser shall be responsible for providing to the Manager (and, at the direction of the Manager, to any other service provider of the Portfolio) its reasonable and good faith fair valuations for any securities in the Portfolio for which current market quotations are not readily available or reliable. The Board of Directors then shall, in cooperation with the Manager and subadviser, make final reasonable and good faith fair valuations for any securities in the Portfolio for which current market quotations are not readily available or reliable.

h.    The Subadviser agrees that all books and records which it maintains for the Fund are the Fund’s property. The Subadviser also agrees upon request of the Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. Notwithstanding the forgoing, the Subadviser may keep such records or copies of such records as may be necessary for the Subadviser to comply with applicable rules and regulations. The Subadviser shall permit all books and records with respect to the Portfolio to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Subadviser further agrees to maintain and preserve the Fund’s books and records in accordance with the 1940 Act and rules thereunder.

2.	Obligations of the Manager.

a.    The Manager shall provide (or cause the Fund’s custodian to provide) information to the Subadviser in a timely manner regarding such matters as the composition of assets in the Portfolio, cash requirements and cash available for investment in the Portfolio, and all other information as may be reasonably necessary for the Subadviser to perform its responsibilities hereunder.

b.    The Manager has furnished the Subadviser a copy of the Prospectus and agrees during the continuance of this Agreement to furnish the Subadviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Subadviser with relevant sections of minutes of meetings of the Directors of the Fund applicable to the Portfolio to the extent they may affect the duties of the Subadviser, and with copies of any financial statements or reports of the Fund with respect to the Portfolio to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement, including, but not limited to, timely information relating to any Insurance Restrictions.

3.    Custodian. The Manager shall provide the Subadviser with a copy of the Portfolio’s agreement with the custodian designated to hold the assets of the Portfolio (the “Custodian”) and any modifications thereto (the “Custody Agreement”). The assets of the Portfolio shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Subadviser shall provide timely instructions directly to the Fund’s custodian, in the manner and form as required by the Fund’s Custody Agreement (including with respect to exchange offerings and other corporate actions) necessary to effect the investment and reinvestment of the Portfolio’s assets. Any assets added to the Portfolio shall be delivered directly to the Custodian.

4.    Expenses. Except for expenses specifically assumed or agreed to be paid by the Subadviser pursuant hereto, the Subadviser shall not be liable for any expenses of the Manager or the Fund including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Portfolio, and (c) custodian fees and expenses. The Subadviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

5.    Purchase and Sale of Assets. Absent instructions from the Manager to the contrary, the Subadviser shall place all orders for the purchase and sale of securities for the Portfolio with brokers or dealers selected by the Subadviser, which may include brokers or dealers affiliated with the Subadviser, provided such orders comply with Rule 17e-1 (or any successor or other relevant regulations) under the 1940 Act in all respects. To the extent consistent with applicable law and then-current SEC positions, purchase or sell orders for the Portfolio may be aggregated with contemporaneous purchase or sell orders of other clients of the Subadviser. The Subadviser shall use its best efforts to obtain Portfolio securities at prices which are advantageous to the Portfolio and at commission rates that are reasonable in relation to the benefits received. However, the Subadviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Portfolio and/or other accounts serviced by the Subadviser. Not all such services or products need to be used by the Subadviser in managing the Portfolio. The Subadviser agrees that securities are to be purchased through brokers and dealers that, in the Subadviser’s best judgment, offer the best combination of price and execution. The Subadviser, in seeking to obtain best execution of portfolio transactions for the Portfolio, may consider the quality and reliability of brokerage services, as well as research and investment information and other services provided by brokers or dealers. Accordingly, the Subadviser’ s selection of a broker or dealer for transactions for the Portfolio may take into account such relevant factors as (i) price, (ii) the broker’s or dealer’s facilities, reliability and financial responsibility, (iii) when relevant, the ability of the broker to effect securities transactions, particularly with regard to such aspects as timing, order size and execution of the order, (iv) the broker’s or dealer’s recordkeeping capabilities and (v) the research and other services provided by such broker or dealer to the Subadviser which are expected to enhance its general portfolio management capabilities (collectively, “Research”), notwithstanding that the Portfolio may not be the exclusive beneficiary of such Research. Commission rates, being a component of price is one factor considered together with other factors. The Subadviser shall not be obligated to seek in advance competitive bidding for the most favorable commission rate applicable to any particular transaction for the Portfolio or to select any broker-dealer on the basis of its purported posted commission rate. Accordingly, in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Subadviser, in its discretion, may cause the Portfolio to pay a commission for effecting a transaction for the Portfolio in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, provided that the Subadviser has determined in good faith that the commission is reasonable in relation to the value of the brokerage and/or Research provided by the broker to the Subadviser viewed in terms of that particular transaction or its overall responsibilities with respect to the account as to which the Subadviser exercises investment discretion. From time to time, when determined by the Subadviser in its capacity of a fiduciary to be in the best interest of the Portfolio, the Subadviser may purchase securities from or sell securities on behalf of the Portfolio to another account managed by the Subadviser at prevailing market levels in accordance with the procedures under Rule 17a-7 under the 1940 Act and other applicable law.

6.    Compensation of the Subadviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Subadviser hereunder, the Manager shall pay the Subadviser compensation at the annual rate of the value of the Portfolio’s average daily net assets as set forth in Schedule A hereto. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Portfolio pursuant to the Advisory Agreement. If the Subadviser shall serve for less than the whole of any month or other agreed-upon interval, the foregoing compensation shall be prorated. The Manager may from time to time waive the compensation it is entitled to receive from the Fund; however, any such waiver will have no effect on the Manager’s obligation to pay the Subadviser the compensation provided for herein.

7.    Non-Exclusivity. The Manager agrees that the services of the Subadviser are not to be deemed exclusive and that the Subadviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Subadviser and the Manager or the Administrator may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Subadviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Subadviser of its duties and obligations under this Agreement. The Manager recognizes and agrees that the Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Portfolio. The Subadviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager except in connection with the investment management services provided by the Subadviser hereunder.

8.    Liability. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Subadviser nor any of its officers, partners, managing directors, employees, affiliates or agents shall be subject to any liability to the Manager, the Fund, the Portfolio or any shareholder of the Portfolio for any loss arising from any claim or demand based upon, any error of judgment, or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of any duties or by reason of reckless disregard of its obligations and duties. The Manager acknowledges and agrees that the Subadviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.

9.    Effective Date and Termination. This Agreement shall become effective as of the date first above written, and

a.    unless otherwise terminated, this Agreement shall continue in effect for a period of one year, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the Directors of the Fund who are not interested persons of the Fund, the Manager, the Subadviser or WAMCL, cast in person at a meeting called for the purpose of voting on such approval;

b.    this Agreement may at any time be terminated on sixty days’ written notice to the Subadviser either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

c.    this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement;

d.    this Agreement may be terminated by the Subadviser on sixty days’ written notice to the Manager and the Fund, or, if approved by the Board of Directors of the Fund, by the Manager on sixty days’ written notice to the Subadviser; and

Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty. In the event of termination of this Agreement, all compensation due to the Subadviser through the date of termination will be calculated on a pro rata basis through the date of termination and paid on the first business day after the next succeeding month end.

10.    Amendment. This Agreement may be amended at any time by mutual consent of the Manager, the Subadviser and WAMCL, provided that, if required by law (as may be modified by any exemptions received by the Manager), such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Directors of the Fund who are not interested persons of the Fund, the Manager, the Subadviser or WAMCL, cast in person at a meeting called for the purpose of voting on such approval.

11.    Certain Definitions. For the purpose of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “affiliated person” and “assignment” shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

12.	Delegation to WAMCL

a.    The Subadviser may from time to time delegate to WAMCL any or all of the responsibilities of the Subadviser hereunder with respect to transactions of the Portfolio in (1) foreign currencies and (2) debt securities denominated in currencies other than the U.S. dollar (but shall not delegate any of the rights of the Subadviser hereunder); provided, however, that the Subadviser shall be liable under this Agreement for any acts or omissions of WAMCL to the same extent as if such acts or omissions were committed by the Subadviser itself.

b.    The Subadviser shall compensate WAMCL for its services hereunder from any fees paid to the Subadviser by the Manager in proportion to the assets delegated to WAMCL. In no event shall WAMCL be entitled to any compensation hereunder from any person other than the Subadviser (including without limitation the Manager, the Administrator or the Fund).

c.    The parties agree and acknowledge that WAMCL is at all times subject to the provisions set forth in Schedule B attached hereto.

d.

13.	General.

a.    The Subadviser and WAMCL may perform its services through any employee, officer or agent of the Subadviser, and the Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the Prospectus of the Portfolio shall perform the portfolio management duties described therein until the Subadviser notifies the Manager that one or more other employees, officers or agents of the Subadviser or WAMCL, identified in such notice, shall assume such duties as of a specific date. The Subadviser shall use commercially reasonable efforts to inform the Manager of any such events enough time prior to the event taking effect such that allows the Manager sufficient time to prepare and file any necessary supplement to the Prospectus.

b.    If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

c.    This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

14.	Use of Name.

It is understood that the phrases “Western Asset Management,” “Legg Mason,” “Franklin Templeton” and any derivative names or logos associated with such names are the valuable property of the Subadviser, and that the Fund has the right to include such phrases as a part of the names of its series or for any other purpose only so long as this Agreement shall continue. Upon termination of this Agreement the Fund shall forthwith cease to use such phrases and logos.

BRIGHTHOUSE FUNDS TRUST II

By:	/s/ Kristin Slavin
Kristi Slavin
President

BRIGHTHOUSE INVESTMENT ADVISERS, LLC

By:	/s/ Kristi Slavin
Kristi Slavin
President

WESTERN ASSET MANAGEMENT COMPANY, LLC

By:	/s/ Karlen Powell
Name:	Karlen Powell
Title:	Manager of Client Service Support

WESTERN ASSET MANAGEMENT COMPANY LIMITED

By:	/s/ Marzo Bernardi
Name:	Marzo Bernardi
Title:	Director of Global Client Service and Marketing

SCHEDULE A

Percentage of average daily net assets

Western Asset Management Strategic Bond Opportunities Portfolio	0.300% of the first $100 million 0.200% of such assets over $100 million 0.175% of such assets over $500 million 0.150% of such assets over $1 billion 0.125% of such assets over $2 billion

Schedule B

1.

WAMCL is authorised and regulated by the Financial Conduct Authority established to regulate the financial services industry in the United Kingdom, located at 12 Endeavour Square, London E20 1JN (“FCA”) and must comply with the rules established by the FCA (“FCA Rules”).

2.	The Subadviser will be classified as a Professional Client as defined by the FCA Rules.

3.

In executing transactions, WAMCL will provide best execution as required under the FCA Rules and in accordance with the policy of WAMCL relating to the execution of orders and decisions to deal on behalf of clients as required by the FCA Rules. In determining best execution, WAMCL monitors and assesses the quality of trade decisions by considering a number of factors, such as price, the cost of the transaction, the need for timely execution, the liquidity of the market, the size of the order and the nature of the transaction. If the Subadviser imposes directed brokerage requirements or highly specific investment guidelines, WAMCL will endeavour to obtain best execution while operating within these restraints.

4.

WAMCL may deal on such markets, trading venues, facilities or exchanges as it thinks fit, including dealing outside of a trading venue (within the meaning of the FCA Rules) and shall execute all transactions hereunder in accordance with the rules and regulations of the relevant market or exchange.

5.

WAMCL may aggregate transactions on behalf of the Fund with those of its other customers. The Subadviser recognises that each individual aggregated transaction may work to the Fund’s advantage or disadvantage.

6.

WAMCL and its affiliates may effect transactions in which WAMCL or its affiliates have, directly or indirectly, a material interest or a relationship with another party which may involve a potential conflict with WAMCL’s duty to the Subadviser. Except as required by the FCA Rules, neither WAMCL nor its affiliates shall be liable to account to the Subadviser for any profit, commission or remuneration arising from such transactions or any connected transactions nor will WAMCL’s fees be abated. Such potential conflicts include, but are not limited to, situations where WAMCL or its affiliate:

6.1.	Deals as an agent for more than one party to a transaction (agency cross transactions);

6.2.	Deals or holds a position in any investment as a principal;

6.3.	Invests temporary cash balances in the Portfolio in any closed-ended or open-ended collective investment scheme operated or advised by WAMCL or its affiliates;

6.4.	Effects transactions for the Portfolio where an affiliate may effect transactions for its own account in the investments concerned; and

6.5.

Acts as adviser to other clients and may give advice, and take action, with respect to any of those which may differ from the advice given, or the timing or nature of action taken, with respect to the Portfolio.

7.

WAMCL will comply with the FCA Rules to ensure that transactions which may involve a conflict of interest are effected on terms which are not materially less favourable to the Subadviser than if the conflict did not exist. In accordance with the FCA Rules, WAMCL maintains a policy for addressing conflicts and potential conflicts of interest which may arise. The conflict of interest policy sets out the types of actual or potential conflicts of interest which affect the Manager’s business and provides details of how these are identified, prevented or managed. Further details are available on request but, in summary, this policy includes:

7.1.	An assessment by WAMCL on at least an annual basis of conflicts and potential conflicts of interest that are present or that may arise as a result of its relationships and business activities;

7.2.	The identification of key controls for business areas to ensure that a conflict or potential for conflict is eliminated or minimised;

7.3.	A compliance monitoring program to identify and address conflicts and potential conflicts of interest;

7.4.	Reviews of WAMCL’s compliance policies and procedures program designed to ensure that WAMCL continues to have the compliance policies and procedures in place to meet its regulatory obligations;

7.5.	An annual audit by independent auditors; and

7.6.	WAMCL does not operate a dealing commission programme.

8.

In accordance with the FCA Rules, WAMCL hereby notifies the Subadviser that all formal complaints should in the first instance be made in writing to WAMCL’s Compliance Officer. A copy of WAMCL’s complaints handling policy is available on request and will otherwise be provided in accordance with the FCA Rules.

9.

The Subadviser acknowledges that certain of the transactions entered into by WAMCL may be subject to the provisions of Directive 2014/65/EU on markets in financial instruments, Regulation (EU)_No 600/2014 on markets in financial instruments and any secondary legislation, rules, regulations and procedures made pursuant thereto (“MiFID II”), which applies certain transaction and position reporting obligations directly on WAMCL in respect of assets in the Portfolio, including, but without limitation, the procurement of a valid Legal Entity Identifier. The Subadviser undertakes to provide in a timely fashion all such information (including, but not limited to, the Fund’s Legal Entity Identifier) and documentation and to promptly take all such action as WAMCL may from time to time reasonably require in relation to the MiFID II transaction and position reporting obligations.

10.

The Subadviser acknowledges that certain information about transactions WAMCL enters into on the Fund’s behalf may be made public and that WAMCL will be required to report the details of certain transactions to the FCA, in some places, via third parties, in accordance with applicable law.

11.

Subject to compliance with applicable law, either party to this Agreement may record telephone conversations with the other. WAMCL may record or monitor telephone conversations and other communications with or by the Subadviser (including mails, emails or documentation of client orders made at meetings). The Subadviser agrees that WAMCL may deliver copies or transcripts of such recordings to any court or competent regulatory authority. A copy of any such conversations with the Subadviser and communications with the Subadviser will be available on request for a period of five years (or, where requested by the FCA, for a period of up to seven years) from the date when the record is made.

Exhibit 3

BRIGHTHOUSE FUNDS TRUST II

SUBADVISORY AGREEMENT

(Western Asset Management U.S. Government Portfolio)

This Subadvisory Agreement (this “Agreement”) is entered into as of this this 31st day of July, 2020 by and between Brighthouse Investment Advisers, LLC, a Delaware limited liability company (the “Manager”), and Western Asset Management Company, LLC, a California limited liability company (the “Subadviser”).

WHEREAS, the Manager has entered into an Advisory Agreement of even date herewith (the “Advisory Agreement”) with Brighthouse Funds Trust II (the “Fund”), pursuant to which the Manager provides portfolio management services to the Western Asset Management U.S. Government Portfolio (the “Portfolio”);

WHEREAS, the Manager desires to retain the Subadviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager and the Subadviser agree as follows:

1.	Subadvisory Services.

a.    The Subadviser shall, subject to the supervision of the Fund’s Board of Directors and the Manager and in cooperation with the Manager, as administrator, or with any other administrator appointed by the Manager or the Fund (the “Administrator”), manage the investment and reinvestment of the assets of the Portfolio. The Subadviser shall invest and reinvest the assets of the Portfolio in conformity with (1) the investment objective, policies and restrictions of the Portfolio set forth in the Fund’s prospectus and statement of additional information, as revised or supplemented from time to time, relating to the Portfolio (the “Prospectus”), (2) any additional policies or guidelines established by the Manager or by the Fund’s Directors that have been furnished in writing to the Subadviser and (3) the provisions of the Internal Revenue Code (the “Code”) applicable to “regulated investment companies” (as defined in Section 851 of the Code) and “segregated asset accounts” (as defined in Section 817 of the Code) including, but not limited to, the diversification requirements of Section 8l 7(h) of the Code and the regulations thereunder, all as from time to time in effect (collectively, the “Policies”), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 (the “1940 Act”) the rules and regulations thereunder and the interpretive opinions thereof of the staff of the Securities and Exchange Commission (“SEC”) (“SEC Positions”); provided, however, that the Manager agrees to inform the Subadviser of any and all applicable state insurance law restrictions that operate to limit or restrict the investments the Portfolio might otherwise make (“Insurance Restrictions”), and to inform the Subadviser promptly of any changes in such Insurance Restrictions. Subject to the foregoing, the Subadviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Portfolio may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Subadviser shall determine. Notwithstanding the foregoing provisions of this Section l.a, however, the Subadviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Portfolio as the Manager shall determine are necessary in order for the Portfolio to comply with the Policies.

b.    The Subadviser shall furnish the Manager and the Administrator quarterly and/or such other reports as may be mutually agreed upon concerning portfolio transactions and the investment performance of the Portfolio in such form as may be mutually agreed upon, and agrees to review the Portfolio and discuss the management of the Portfolio with representatives or agents of the Manager, the Administrator or the Fund at their reasonable request. The Subadviser shall, as part of a complete portfolio compliance testing program, perform quarterly diversification testing under Section 817 (h) of the Code. The Subadviser shall provide timely notice each calendar quarter that such diversification was satisfied, or if not satisfied, that corrections were made within 30 days of the end of the calendar quarter. The Subadviser shall also provide the Manager, the Administrator or the Fund with such other information and reports as may reasonably be requested by the Manager, the Administrator or the Fund from time to time, including without limitation (i) all material as reasonably may be requested by the Directors of the Fund pursuant to Section 15(c) of the 1940 Act; (ii) monthly or quarterly compliance checklists in the form prescribed by the Manager; and (iii) such periodic reports as may be required by the Fund’s or the Manager’s compliance program under Rule 38a-1 under the 1940 Act. The Subadviser shall furnish the Manager (which may also provide it to the Fund’s Board of Directors) with descriptions and make copies available for inspection of all material comments that are directly related to the Portfolio and the services provided under this Agreement received from the SEC following routine or special SEC examinations or inspections.

If the Fund inadvertently fails the diversification requirements of Section 817(h) of the Code, the Subadviser shall assist the Manager in the preparation of any request for relief or argument to the Commission of the Internal Revenue Service pursuant to Treas. Reg. Section 1-817- 5(c)(2) and Revenue Procedure 92-25 (or its successor).

c.    The Subadviser shall provide to the Manager a copy of the Subadviser’s Form ADV as filed with the SEC and any material amendments or restatements thereof in the future and a list of the persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Portfolio.

d.    Unless the Manager gives the Subadviser written instructions to the contrary, the Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interest of the Portfolio’s shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio are invested. The Manager shall instruct the Fund’s custodian, the Administrator, and other parties providing services to a Portfolio to promptly forward misdirected proxy statements to the Subadviser. The Subadviser shall provide the Fund in a timely manner with such records of its proxy voting on behalf of each Portfolio as necessary for the Fund to comply with the requirements of Form N-PX or any successor law, rule, regulation or Staff Position.

e.    The Subadviser represents, warrants and agrees that it has adopted and implemented, and throughout the term of this Agreement will maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadviser and its supervised persons, and, to the extent the activities of the Subadviser could affect the Fund, by the Fund, of “federal securities laws” (as defined in Rule 38a-1 under the 1940 Act), and that the Subadviser has provided the Fund with true and complete copies of its policies and procedures (or summaries thereof) and related information requested by the Fund. The Subadviser agrees to cooperate with periodic reviews by the Fund’s compliance personnel of the Subadviser’s policies and procedures, their operation and implementation and other compliance matters and to provide to the Fund from time to time such additional information and certifications in respect of the Subadviser’s policies and procedures, compliance by the Subadviser with federal securities laws and related matters as the Fund’s compliance personnel may reasonably request. The Subadviser agrees to promptly notify the Manager of any material compliance violations that affect a Portfolio.

f.    In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser shall not consult with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Trust or to any other investment company or investment company series for which the Manager serves as investment adviser concerning transactions for the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule l 2d3-1 under the 1940 Act.

g.    The Subadviser shall be responsible for providing to the Manager (and, at the direction of the Manager, to any other service provider of the Portfolio) its reasonable and good faith fair valuations for any securities in the Portfolio for which current market quotations are not readily available or reliable. The Board of Directors then shall, in cooperation with the Manager and subadviser, make final reasonable and good faith fair valuations for any securities in the Portfolio for which current market quotations are not readily available or reliable.

h.    The Subadviser agrees that all books and records which it maintains for the Fund are the Fund’s property. The Subadviser also agrees upon request of the Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. Notwithstanding the forgoing, the Subadviser may keep such records or copies of such records as may be necessary for the Subadviser to comply with applicable rules and regulations. The Subadviser shall permit all books and records with respect to the Portfolio to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Subadviser further agrees to maintain and preserve the Fund’s books and records in accordance with the Investment Company Act and rules thereunder.

2.	Obligations of the Manager.

a.    The Manager shall provide (or cause the Fund’s custodian to provide) information to the Subadviser in a timely manner regarding such matters as the composition of assets in the Portfolio, cash requirements and cash available for investment in the Portfolio, and all other information as may be reasonably necessary for the Subadviser to perform its responsibilities hereunder.

b.    The Manager has furnished the Subadviser a copy of the Prospectus and agrees during the continuance of this Agreement to furnish the Subadviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Subadviser with relevant sections of minutes of meetings of the Directors of the Fund applicable to the Portfolio to the extent they may affect the duties of the Subadviser, and with copies of any financial statements or reports of the Fund with respect to the Portfolio to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement, including, but not limited to, timely information relating to any Insurance Restrictions.

3.    Custodian. The Manager shall provide the Subadviser with a copy of the Portfolio’s agreement with the custodian designated to hold the assets of the Portfolio (the “Custodian”) and any modifications thereto (the “Custody Agreement”). The assets of the Portfolio shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Subadviser shall provide timely instructions directly to the Fund’s custodian, in the manner and form as required by the Fund’s Custody Agreement (including with respect to exchange offerings and other corporate actions) necessary to effect the investment and reinvestment of the Portfolio’s assets. Any assets added to the Portfolio shall be delivered directly to the Custodian.

4.    Expenses. Except for expenses specifically assumed or agreed to be paid by the Subadviser pursuant hereto, the Subadviser shall not be liable for any expenses of the Manager or the Fund including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Portfolio, and (c) custodian fees and expenses. The Subadviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

5.    Purchase and Sale of Assets. Absent instructions from the Manager to the contrary, the Subadviser shall place all orders for the purchase and sale of securities for the Portfolio with brokers or dealers selected by the Subadviser, which may include brokers or dealers affiliated with the Subadviser, provided such orders comply with Rule l 7e-l (or any successor or other relevant regulations) under the 1940 Act in all respects. To the extent consistent with applicable law and then-current SEC positions, purchase or sell orders for the Portfolio may be aggregated with contemporaneous purchase or sell orders of other clients of the Subadviser. The Subadviser shall use its best efforts to obtain Portfolio securities at prices which are advantageous to the Portfolio and at commission rates that are reasonable in relation to the benefits received. However, the Subadviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Portfolio and/or other accounts serviced by the Subadviser. Not all such services or products need to be used by the Subadviser in managing the Portfolio. The Subadviser agrees that securities are to be purchased through brokers and dealers that, in the Subadviser’s best judgment, offer the best combination of price and execution. The Subadviser, in seeking to obtain best execution of portfolio transactions for the Portfolio, may consider the quality and reliability of brokerage services, as well as research and investment information and other services provided by brokers or dealers. Accordingly, the Subadviser’s selection of a broker or dealer for transactions for the Portfolio may take into account such relevant factors as (i) price, (ii) the broker’s or dealer’s facilities, reliability and financial responsibility, (iii) when relevant, the ability of the broker to effect securities transactions, particularly with regard to such aspects as timing, order size and execution of the order, (iv) the broker’s or dealer’s recordkeeping capabilities and (v) the research and other services provided by such broker or dealer to the Subadviser which are expected to enhance its general portfolio management capabilities (collectively, “Research”), notwithstanding that the Portfolio may not be the exclusive beneficiary of such Research. Commission rates, being a component of price is one factor considered together with other factors. The Subadviser shall not be obligated to seek in advance competitive bidding for the most favorable commission rate applicable to any particular transaction for the Portfolio or to select any broker-dealer on the basis of its purported posted commission rate. Accordingly, in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser, in its discretion, may cause the Portfolio to pay a commission for effecting a transaction for the Portfolio in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, provided that the Subadviser has determined in good faith that the commission is reasonable in relation to the value of the brokerage and/or Research provided by the broker to the Subadviser viewed in terms of that particular transaction or its overall responsibilities with respect to the account as to which the Subadviser exercises investment discretion. From time to time, when determined by the Subadviser in its capacity of a fiduciary to be in the best interest of the Portfolio, the Subadviser may purchase securities from or sell securities on behalf of the Portfolio to another account managed by the Subadviser at prevailing market levels in accordance with the procedures under Rule l 7a-7 under the 1940 Act and other applicable law.

6.    Compensation of the Subadviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Subadviser hereunder, the Manager shall pay the Subadviser compensation at the annual rate of 0.220% of the first $ 1 00 million of the Portfolio’s average daily net assets, 0.125% of the next $400 million of the Portfolio’s average daily net assets, 0.100% of the next $500 million of the Portfolio’s average daily net assets, 0.090% of the next $1 billion of the Portfolio’s average daily net assets, and 0.070% of the excess over $2 billion of the Portfolio’s average daily net assets. For purposes of determining the annual subadvisory fee rate pursuant to this Section 6 of the Agreement, the assets of Western Asset Management U.S. Government Portfolio shall be aggregated with the assets of Western Asset Management Government Income Portfolio, a series of Brighthouse Funds Trust I. The aggregated assets of the Portfolios shall then be applied to the fee schedule set forth in this Section 6 and the resulting effective rate shall be applied to the actual assets of the Western Asset Management U.S. Government Portfolio to determine the annual subadvisory fee rate. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Portfolio pursuant to the Advisory Agreement. If the Subadviser shall serve for less than the whole of any month or other agreed-upon interval, the foregoing compensation shall be prorated. The Manager may from time to time waive the compensation it is entitled to receive from the Fund; however, any such waiver will have no effect on the Manager’s obligation to pay the Subadviser the compensation provided for herein.

7.    Non-Exclusivity. The Manager agrees that the services of the Subadviser are not to be deemed exclusive and that the Subadviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Subadviser and the Manager or the Administrator may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Subadviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Subadviser of its duties and obligations under this Agreement. The Manager recognizes and agrees that the Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Portfolio. The Subadviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager except in connection with the investment management services provided by the Subadviser hereunder.

8.    Liability. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Subadviser nor any of its officers, partners, managing directors, employees, affiliates or agents shall be subject to any liability to the Manager, the Fund, the Portfolio or any shareholder of the Portfolio for any loss arising from any claim or demand based upon, any error of judgment, or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of any duties or by reason of reckless disregard of its obligations and duties. The Manager acknowledges and agrees that the Subadviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.

9.    Effective Date and Termination. This Agreement shall become effective as of the date first above written, and

a.    unless otherwise terminated, this Agreement shall continue in effect for a period of one year, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the Directors of the Fund who are not interested persons of the Fund, the Manager or the Subadviser, cast in person at a meeting called for the purpose of voting on such approval;

b.    this Agreement may at any time be terminated on sixty days’ written notice to the Subadviser either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

c.    this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement;

d.    this Agreement may be terminated by the Subadviser on sixty days’ written notice to the Manager and the Fund, or, if approved by the Board of Directors of the Fund, by the Manager on sixty days’ written notice to the Subadviser; and

Termination of this Agreement pursuant to this Section 9 shall be without the payment of any penalty. In the event of termination of this Agreement, all compensation due to the Subadviser through the date of termination will be calculated on a pro rata basis through the date of termination and paid on the first business day after the next succeeding month end.

10.    Amendment. This Agreement may be amended at any time by mutual consent of the Manager and the Subadviser, provided that, if required by law (as may be modified by any exemptions received by the Manager), such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Directors of the Fund who are not interested persons of the Fund, the Manager or the Subadviser, cast in person at a meeting called for the purpose of voting on such approval.

11.    Certain Definitions. For the purpose of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “affiliated person” and “assignment” shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

12.	General.

a.    The Subadviser may perform its services through any employee, officer or agent of the Subadviser, and the Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the Prospectus of the Portfolio shall perform the portfolio management duties described therein until the Subadviser notifies the Manager that one or more other employees, officers or agents of the Subadviser, identified in such notice, shall assume such duties as of a specific date. The Subadviser shall use commercially reasonable efforts to inform the Manager of any such events enough time prior to the event taking effect such that allows the Manager sufficient time to prepare and file any necessary supplement to the Prospectus.

b.    If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

c.    This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

13.	Use of Name.

It is understood that the phrases “Western Asset Management,” “Legg Mason,” “Franklin Templeton” and any derivative names or logos associated with such names are the valuable property of the Subadviser, and that the Fund has the right to include such phrases as a part of the names of its series or for any other purpose only so long as this Agreement shall continue. Upon termination of this Agreement the Fund shall forthwith cease to use such phrases and logos.

BRIGHTHOUSE INVESTMENT ADVISERS, LLC

By:	/s/ Kristi Slavin
Kristi Slavin
President

WESTERN ASSET MANAGEMENT COMPANY, LLC

By:	/s/ Marzo Bernardi
Marzo Bernardi
Director of Global Client Service and Marketing